Offerings - Offering: 1	Nov. 04, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Class A-1 common stock, par value $0.01 per share
Maximum Aggregate Offering Price	$ 847,981,250.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 73,774.37
Offering Note	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended. The maximum aggregate offering price is based on the average of the high and low sales prices of the Registrant's Class A-1 Common Stock as reported by the New York Stock Exchange on November 3, 2026. Includes the aggregate offering price of additional shares that the underwriters have the option to purchase.